UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2010

DPAC Technologies Corp.

(Exact Name of Registrant as Specified in Its Charter)

California	0-14843	33-0033759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Hudson Industrial Parkway, Hudson, Ohio	16056
(Address of Principal Executive Offices)	(Zip Code)

(800) 553-1170

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

(1) On March 30, 2010, DPAC Technologies Corp., a California corporation (the “Company”) and its wholly owned subsidiary, QuaTech, Inc., an Ohio corporation (“QuaTech”) entered into a Second Amendment to Credit Agreement (the “Amendment”), effective as of January 31, 2010, to the Credit Agreement dated January 30, 2008 (the “Credit Agreement”) among the Company, QuaTech and Fifth Third Bank, an Ohio banking corporation (“Bank”) and a related Amended and Restated Revolving Note (dated as of March 30, 2010)(the “Amended Note”). The material terms of the Credit Agreement were previously reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2008 (the “February 5, 2008 Current Report”). Pursuant to the Amendment, the Credit Agreement has been amended to extend the maturity date to July 31, 2010, reduce the aggregate amount available for borrowing by the Company and Quatech from $3,000,000 to $1,500,000, and to modify the interest accruing on the outstanding principal amount to an amount determined by reference to the Bank’s Revolver LIBOR Rate, plus 8.5%. Additionally, the rate of interest in the event of a default is increased under the Amendment to such Revolver LIBOR rate plus 10.5%, and the Company must pay to the Bank a late fee in connection with any late payment equal to the greater of 5% of the unpaid amount, or $50.00. As amended, interest is payable commencing on the execution date of the Amendment and monthly on the last day of each month thereafter, until maturity. The Company must pay to the Bank an extension fee of $25,000 at maturity (subject to reduction if all amounts owed to the Bank are repaid prior to the maturity date). Additionally, the Company paid to the Bank $7,500 in fees for the Bank’s counsel. Additionally, the Bank waived certain events of default occurring under the Credit Agreement. All other terms and conditions of the Credit Agreement remain unchanged by the Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Credit Agreement and the Amended Note, a copy of each of which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and by reference to the Credit Agreement previously filed as Exhibit 10.3 to the February 5, 2008 Current Report, which are hereby incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment to Credit Agreement, by and among DPAC Technologies Corp., QuaTech, Inc. and Fifth Third Bank, dated as of March 30, 2010.

Exhibit 10.2	Amended and Restated Revolving Note made by DPAC Technologies Corp. and QuaTech, Inc. in favor of Fifth Third Bank, dated as of March 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC TECHNOLOGIES CORP.
(Registrant)

Date: April 5, 2010	By:	/S/ STEPHEN J. VUKADINOVICH
Stephen J. Vukadinovich
Chief Financial Officer & Secretary